Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Keith J. Allman

hereby constitute and appoint Wilson R. Jones, David M. Sagehorn and Ignacio A. Cortina, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8, relating to the issuance of shares of Company common stock pursuant to the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, as amended and restated (Registration No. 333-181578) and (2) the Registration Statement on Form S-8, relating to the issuance of shares of Company common stock pursuant to the Oshkosh Corporation 2004 Incentive Stock and Awards Plan (Registration No. 333-114939) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 10th day of May, 2017.

/s/ Keith J. Allman
Keith J. Allman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kimberley Metcalf-Kupres

hereby constitute and appoint Wilson R. Jones, David M. Sagehorn and Ignacio A. Cortina, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8, relating to the issuance of shares of Company common stock pursuant to the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, as amended and restated (Registration No. 333-181578) and (2) the Registration Statement on Form S-8, relating to the issuance of shares of Company common stock pursuant to the Oshkosh Corporation 2004 Incentive Stock and Awards Plan (Registration No. 333-114939) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 10th day of May, 2017.

/s/ Kimberley Metcalf-Kupres
Kimberley Metcalf-Kupres

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Steven C. Mizell

hereby constitute and appoint Wilson R. Jones, David M. Sagehorn and Ignacio A. Cortina, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8, relating to the issuance of shares of Company common stock pursuant to the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, as amended and restated (Registration No. 333-181578) and (2) the Registration Statement on Form S-8, relating to the issuance of shares of Company common stock pursuant to the Oshkosh Corporation 2004 Incentive Stock and Awards Plan (Registration No. 333-114939) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 10th day of May, 2017.

/s/ Steven C. Mizell
Steven C. Mizell